© PPL Corporation 2013
1st Quarter Earnings Call
PPL Corporation

May 2, 2013
Exhibit 99.2

© PPL Corporation 2013

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC
filings.

© PPL Corporation 2013

First Quarter Earnings Results, Operational
Overview and 2013 Earnings Forecast
Segment Results and Financial Overview
Q&A
W. H. Spence
P. A. Farr
Agenda

© PPL Corporation 2013

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Earnings Results

© PPL Corporation 2013

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
2013 Ongoing Earnings Forecast
Segment	2012A	Original 2013E Midpoint	Revised 2013E Midpoint
Kentucky Regulated	$0.33	$0.47	$0.46
U.K. Regulated	1.19	1.25	1.20
PA Regulated	0.22	0.29	0.27
Supply	0.68	0.40	0.37
Corporate and Other		(0.04)	(0.03)
Total	$2.42	$2.37	$2.27
$2.42
$2.50
$2.25
$2.40
$2.15
Revised forecast due to accelerated
recognition of the common stock
underlying the equity units.
Net income forecast is unchanged.

© PPL Corporation 2013

• RIIO Update
 – Final business plan to be filed with Ofgem by July 1, 2013
• Pennsylvania DSIC Filing Update
 – Expected implementation July 1, 2013
• Susquehanna-Roseland Update
 – Began construction of 500kV Lackawanna substation
 – Project cost estimate updated to $630 million
Regulated Operational Overview

© PPL Corporation 2013

Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
Regulated Volume Variances

© PPL Corporation 2013

• Susquehanna Update
• Commercial operation of upgraded Rainbow
 hydroelectric plant in Montana
Supply Operational Overview

© PPL Corporation 2013

Weighted-Average Shares - Diluted EPS
(1) Original Forecast of average common shares outstanding included the issuance of common stock to satisfy the 2012 forward equity sale, the DRIP and the settlement of the
 PPL Capital Funding equity units in 2013 and 2014.
(2) Revised Forecast reflects PPL’s projected average shares outstanding after adjusting for the removal of equity issuances under the DRIP, the dilutive impact of the 2012 forward equity sale, and the full expected impact of common shares under the 2010 and 2011 Equity Units including the accelerated recognition of equity unit shares in the calculation of earnings per share effective January 1, 2013. The terms of the equity units have not changed, and the actual issuance of common stock under the terms of the equity units is still scheduled to occur July 1, 2013 and May 1, 2014 for the 2010 and 2011 Equity Units, respectively.
Average Common Shares Outstanding
(in millions)

For the Year Ended	Original Forecast(1)	Revised Forecast(2)
December 31, 2013	615	665
December 31, 2014	670	670
December 31, 2015	680	670

© PPL Corporation 2013
Accelerated
recognition of
common stock

2012A to 2013E Ongoing Earnings Walk
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
(1) Accelerated recognition of common stock related to the equity units resulted from the application of the if-converted accounting method for earnings per share calculation effective as of January 1, 2013.
Margins: $0.20
O&M:       ($0.04)
Revenue: $0.22
O&M:  ($0.07)
Depr.        ($0.05)
Other: $0.02
Margins: $0.10
Depr.:     ($0.02)
Margins:   ($0.17)
O&M:       ($0.05)
Depr.:       ($0.02)
Other:       ($0.02)
KY Reg: ($0.02)
U.K. Reg: ($0.06)
PA Reg: ($0.01)
Supply: ($0.02)
KY Reg: ($0.04)
U.K. Reg: ($0.09)
PA Reg: ($0.02)
Supply: ($0.03)
KY Reg: $0.03
U.K. Reg: $0.04
(1)

© PPL Corporation 2013

Q1 2013
Q1 2012
Change
Kentucky Regulated
 $0.14
 $0.06
 $0.08
U.K. Regulated
 0.37
 0.31
 0.06
Pennsylvania Regulated
 0.10
 0.06
 0.04
Supply
 0.11
 0.27
 (0.16)
Corporate and Other
 (0.01)

 (0.01)
 Total
 $0.71
 $0.70
 $0.01
Ongoing Earnings Overview
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	1st Quarter
2012 EPS - Ongoing Earnings		$0.06
Gross margins	0.08
O&M	0.01
Depreciation	(0.01)
Income taxes and other	0.01
Dilution	(0.01)
Total		0.08
2013 EPS - Ongoing Earnings		$0.14
Kentucky Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	1st Quarter
2012 EPS - Ongoing Earnings		$0.31
Utility revenue	0.10
O&M	(0.01)
Income taxes and other	0.01
Dilution	(0.04)
Total		0.06
2013 EPS - Ongoing Earnings		$0.37
U.K. Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	1st Quarter
2012 EPS - Ongoing Earnings		$0.06
Gross delivery margins	0.04
O&M	0.01
Interest	0.01
Income taxes and other	(0.01)
Dilution	(0.01)
Total		0.04
2013 EPS - Ongoing Earnings		$0.10
Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	1st Quarter
2012 EPS - Ongoing Earnings		$0.27
East energy margins	(0.08)
West energy margins	(0.03)
O&M	0.01
Depreciation	(0.01)
Interest	(0.01)
Income taxes and other	(0.03)
Dilution	(0.01)
Total		(0.16)
2013 EPS - Ongoing Earnings		$0.11
Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

Appendix

© PPL Corporation 2013

A predominant rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Based on midpoint of revised forecast. Annualized dividend based on 1st quarter declaration. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
(3) See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$/Share
Annualized
(2)
(1)
Dividend Profile
(3)

© PPL Corporation 2013

✓
U.K. Electricity Distribution Price Control
Review Schedule
RIIO-ED1 Timetable
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
March 2013	Strategy decision published
July 2013	DNOs submit and publish business plans
October 2013	Initial assessment and fast-track Draft Determination published
February 2014	Fast-track Final Determination published
March 2014	Non-fast-track DNOs resubmit & publish business plans
July 2014	Non-fast-track Draft Determination published
November 2014	Non-fast-track Final Determination published
December 2014	Statutory Consultation on license modifications
April 1, 2015	New price control period commences
Source: Ofgem Strategy Decision for RIIO-ED1, March 2013
Completed
✓
✓
U. K. Electricity Distribution Price Control Review Schedule RIIO-ED1 Timetable  • •  Provisional Timing Milestone September 2012 Publication of Strategy Consultation March 2013 Strategy decision published July 2013 DNOs submit and publish business plans October 2013 Initial assessment and fast-track Draft Determination published February 2014 Fast-track Final Determination published March 2014 Non-fast-track DNOs resubmit & publish business plans July 2014 Non-fast-track Draft Determination published November 2014 Non-fast-track Final Determination published December 2014 Statutory Consultation on license modifications April 1, 2015 New price control period commences  • Completed Source: Ofgem Strategy Decision for RIIO-ED1, March 2013  © PPLCorporation201318

© PPL Corporation 2013

Regulated Volume Breakdown
Note: Total sales include Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
2012 weather-normalized electric sales volumes
(in GWh)

© PPL Corporation 2013

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $590 million and $560 million for 2013 and 2014, respectively.
Note: As of March 31, 2013
(1)  Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2014 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2014 power prices at the 5th and 95th percentile confidence levels.
Enhancing Value Through Active Hedging  2013 2014 Baseload Expected Generation(1) (Million MWhs) 50.1 50.4 East 41.7 41.8 West 8.4 8.6 Current Hedges (%) 98-100% 62-66% East 99-101% 66-68% West 92-94% 51-53% Average Hedged Price (Energy Only) ($/ MWh) (2) East $47-48 $40-42 West $41-42 $43-44 Current Coal Hedges (%) 100% 78% East 100% 69% West 100% 100% Average Hedged Consumed Coal Price (Delivered $/ Ton) East $79-80 $78-83 West $25-28 $26-31 Intermediate/Peaking Expected Generation(1) (Million MWhs) 9.1 8.4 Current Hedges (%) 44% 10%  Capacity revenues are expected to be $590 million and $560 million for 2013 and 2014, respectively.  Note: As of March 31, 2013  (1) Represents expected sales of Supply segment based on current business plan assumptions. (2) The 2014 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2014 power prices at the 5th and 95th percentile confidence levels. © PPLCorporation201320

© PPL Corporation 2013 * Competitive Generation Overview Note: As of March 31, 2013 (1) Includes owned and contracted generation. (2) Other includes PPAs, renewables and NUGS. 14.0 15.7 Millions of MWhs Total generation output(1) improved by 12% in 1Q 2013 compared to 1Q 2012 (2)

© PPL Corporation 2013

(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 3/31/2013.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Market Prices
Market Prices   © PPLCorporation201322 Balance of 2013 2014 $49 $48 $33 $34 $41 $41 $36 $37 $27 $28 $31 $33 $4.12 $4.23 $4.31 $4.46 11.4 10.8 $187.49 $173.85 87% 89% AT C(1) NYMEX GAS(2) Mid-Columbia On-Peak Off-Peak AT C(1) ELECTRIC PJM On-Peak Off-Peak (Per M WD) EQA HEAT RATE(3) TZ6NNY PJM MARKET CAPACIT Y PRICES (1) 24-hour average. (2) NYMEX and TZ6NNY forward gas prices on 3/31/2013. (3) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.

© PPL Corporation 2013

($ in billions)
Note: Corporate and Other capital expenditures average approximately $50 million per year.
(1) Figures based on assumed exchange rate of $1.58 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$4.4
$3.8
$3.4
$3.4
Operating Segment Capital Expenditures
Declining capital expenditures provide additional financial flexibility
$3.3

© PPL Corporation 2013

($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Figures based on assumed exchange rate of $1.58 / GBP.
$18.8
$21.0
$22.8
$24.5
(2)
2013E - 2017E Regulatory Asset Base(1) CAGR: 7.7%
$25.9
Projected Regulated Rate Base Growth
$27.3

© PPL Corporation 2013

Free Cash Flow before
Dividends
(Millions of Dollars)
Note: Free Cash Flow forecast updated on an annual basis.
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash Flow before Dividends
Free Cash Flow before Dividends   Reconciliation of Cash from Free Cash Flow before Operations to Free Cash Flow Dividends before Dividends  (Millions of Dollars) (Millions of dollars)  $314 ($456) ($1,774) ($2,000) ($1,500) ($1,000) ($500) $0 $500 $1,000 $1,500 $2,000 2011 2012 2013 2011A 2012A 2013E  Cash from Operations $ 2,507 $ 2,716 $ 2,563  Increase (Decrease) in cash due to: Capital Expenditures (2,555) (3,105) (4,464) Sale of Assets 381 Other Investing Activities -Net (19) (67) 127  Free Cash Flow before Dividends $ 314 $ (456) $ (1,774)  Actual Actual Forecast  Note: Free Cash Flow forecast updated on an annual basis.  © PPLCorporation201325

© PPL Corporation 2013

Note: As of March 31, 2013
(1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL
 Capital Funding if the remarketing in 2013 is not successful.
(2) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL
 Capital Funding if the remarketing in 2014 is not successful.
(3) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(4) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
 Debt Maturities   (Millions) PPL Capital Funding LG& E and KU Energy (Holding Co LKE) Louisville Gas & Electric Kentucky Utilities PPL Electric Utilities PPL Energy Supply WPD 2013 $0 0 0 0 0 739 0 (1) 2014 $0 0 0 0 10 304 0 (2) (3) 2015 $0 400 250 250 100 304 (4) 0 2016 $0 0 0 0 0 354 460 2017 $0 0 0 0 0 4 100 Total $739 $314 $1,304 $814 $104  Note: As of March 31, 2013  (1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful. (2) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful. (3) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee. (4) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.  © PPLCorporation201326

© PPL Corporation 2013

Liquidity Profile
Note: As of March 31, 2013
(1) Effective April 1, 2013, total committed capacity decreased to $150 million.
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 9% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities.
 Liquidity Profile Liquidity Profile Letters of Credit Outstanding & Total Commercial Expiration Facility Paper Backstop Drawn Availability Institution Facility Date (Millions) (Millions) (Millions) (Millions) PPL Energy Supply Syndicated Credit Facility Nov-2017 $3,000 $641 $0 $2,359 Letter of Credit Facility Mar-2014 200 (1) 123 0 77 Uncommitted Letter of Credit Facilities 200 88 0 112 $3,400 $852 $0 $2,548 PPL Electric Utilities Syndicated Credit Facility Oct-2017 $300 $126 $0 $174 Asset-backed Credit Facility Sep-2013 100 0 0 100 $400 $126 $0 $274 Louisville Gas & Electric Syndicated Credit Facility Nov-2017 $500 $ 70 $ 0 $430 Kentucky Utilities Syndicated Credit Facility Nov-2017 $400 $115 $0 $285 Letter of Credit Facility Apr-2014 198 198 0 0 $598 $313 $0 $285 WPD PPL W W Syndicated Credit Facility Dec-2016 £210 £0 £113 £97 W PD (South West) Syndicated Credit Facility Jan-2017 245 0 0 245 W PD (East Midlands) Syndicated Credit Facility Apr-2016 300 0 28 272 W PD (West Midlands) Syndicated Credit Facility Apr-2016 300 0 6 294 Uncommitted Credit Facilities 84 4 0 80 £1,139 £4 £147 £988 Note: As of March 31, 2013 (1) Effective April 1, 2013, total committed capacity decreased to $150 million.  • Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment more than 9% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities. © PPLCorporation201327

© PPL Corporation 2013 * Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings

© PPL Corporation 2013 *  Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings   Other asset impairments Acquisition-related adjustments: WPD Midlands Separation benefits Other acquisition-related adjustments Change in U. K. tax rate EEI adjustments Total Special Items Reported Earnings* Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments: Other: Earnings from Ongoing Operations Special Items: Year-to-date March 31, 2013 (Millions of Dollars, After-Tax) $ 84 1 1 $ 85 Regulated Kentucky $ 238 78 (1) (2) 75 $ 313 Regulated U. K. $ 64 $ 64 Regulated Pennsylvania $ $ 71 (117) (117) (46) Supply $ (3) $ (3) and Other Corporate $ $ 454 (117) 78 (1) (2) 1 (41) 413 Total Adjustments-nuclear decommissioning trust investments Acquisition-related adjustments: WPD Midlands Separation benefits LKE Net operating loss carryforward and other tax-related adjustments Counterparty bankruptcy Ash basin leak remediation adjustment Total Special Items Foreign currency-related economic hedges Impairments: Other: Reported Earnings* Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Year-to-date March 31, 2012 Kentucky Regulated $ 38 4 4 $ 42 $ 183 (14) (4) (18) $ 165 Regulated U. K. $ 33 $ 33 Regulated Pennsylvania $ $ 155 150 1 (6) 1 146 301 Supply and Other Corporate $ $ 409 150 (14) 1 (4) 4 (6) 1 132 541 Total * Represents net income attributable to PPL Shareowners  28

© PPL Corporation 2013

Reconciliation of First Quarter Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings (Per Share -Diluted) Kentucky U. K. Pennsylvania Corporate Year-to-date March 31, 2013 (a) Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations Special Items: $ 0.14 $ 0.37 $ 0.10 $ 0.11 $ (0.01) $ 0.71 Adjusted energy-related economic activity, net (0.18) (0.18) Foreign currency-related economic hedges 0.12 0.12 Total Special Items 0.12 (0.18) (0.06) Reported Earnings $ 0.14 $ 0.49 $ 0.10 $ (0.07) $ (0.01) $ 0.65  Kentucky U. K. Pennsylvania Corporate Year-to-date March 31, 2012 Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 0.06 $ 0.31 $ 0.06 $ 0.27 $ 0.70 Special Items: Adjusted energy-related economic activity, net 0.26 0.26 Foreign currency-related economic hedges (0.02) (0.02) Acquisition-related adjustments: W PD Midlands Separation benefits (0.01) (0.01) LKE Net operating loss carryforward and other tax-related adjustments 0.01 0.01 Other: Counterparty bankruptcy (0.01) (0.01) Total Special Items 0.01 (0.03) 0.25 0.23 Reported Earnings $ 0.07 $ 0.28 $ 0.06 $ 0.52 $ 0.93  (a) The " If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $ 15 million of interest charges (after tax) being added back to net income and approximately 72 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only done for purposes of calculating earnings per share diluted. © PPLCorporation201329

© PPL Corporation 2013

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings  (Per Share -Diluted)  Forecast Actual High Low 2013 2013 2012 2011  Earnings from Ongoing Operations $ 2.40 $ 2.15 $ 2.42 $ 2.73 Special Items: Adjusted energy-related economic activity, net (0.18) (0.18) 0.07 0.12 Foreign currency-related economic hedges 0.12 0.12 (0.06) 0.01 Impairments:  Renewable energy credits (0.01) Other asset impairments (0.03)  Acquisition-related adjustments: WPD Midlands 2011 Bridge Facility costs (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) Net hedge gains 0.07 Hedge ineffectiveness (0.02)  U. K. stamp duty tax (0.04) Separation benefits (0.02) (0.13) Other acquisition-related adjustments (0.10) LKE Net operating loss carryforward and other tax-related adjustments 0.01 Other: Montana hydroelectric litigation 0.08 LKE discontinued operations (0.01) Litigation settlement -spent nuclear fuel storage 0.06 Change in U.K. tax rate 0.13 0.12 Windfall profits tax litigation (0.07) Counterparty bankruptcy (0.01) (0.01) Wholesale supply cost reimbursement 0.01 Coal contract modification payments (0.03) Line loss adjustment 0.13  Total Special Items (0.06) (0.06) 0.18 (0.03) Reported Earnings $ 2.34 $ 2.09 $ 2.60 $ 2.70  © PPLCorporation201330

© PPL Corporation 2013

Reconciliation of PPL's Earnings from
Ongoing Operations to Reported Earnings
(a) The results of operations for 2012 are not comparable with 2011 due to the acquisition of WPD Midlands. WPD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011.
 Reconciliation of PPL's Earnings from Ongoing  Operations to Reported Earnings   (per share -dilute d) Year-to-date December 31, 2012 Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments: Other asset impairments Acquisition-related adjustments: WPD Midlands Separation benefits LKE Net operating loss carryforward and other tax-related adjustments Other: LKE discontinued operations Change in U. K. tax rate Counterparty bankruptcy Coal contract modification payments Line loss adjustment Total Special Items Reported Earnings $ $ 0.33 (0.03) 0.01 (0.01) (0.03) 0.30 Kentucky Regulated $ 1.19 (0.06) (0.02) 0.13 0.13 0.18 $ 1.37 U. K. Regulated (a) $ 0.22 $ 0.22 Pennsylvania Regulated $ $ 0.68 0. 07 (0.01) (0.03) 0.03 0.71 Supply $ $ 2.42 0.07 (0.06) (0.03) (0.02) 0.01 (0.01) 0.13 (0.01) (0.03) 0.13 0.18 2.60 Total Year-to-date Dec ember 31, 2011 Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments : Renewable energy credits Acquisition-related adjustments : WPD Midlands 2011 Bridge Facility costs Foreign currency loss on 2011 Bridge Facility Net hedge gains Hedge ineffectiveness U. K. stamp duty tax Separation benefits Other acquisition-related adjustments Other: Montana hydroelectric litigation Litigation settlement-spent nuclear fuel storage Change in U. K. tax rate Windfall profits tax litigation Counterparty bankruptcy Wholesale supply cost reimbursement Total Special Items Reported Earnings $ $ 0.40 0.40 Regulated Kentucky$ 0.87 0.01 (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) 0.12 (0.07) (0.28) $ 0.59 Regulated (a) U. K. $ 0.31 $ 0.31 Regulated Pennsylvania $ $ 1.15 0.12 (0.01) 0.08 0.06 (0.01) 0.01 0.25 1.40 Supply $ $ 2.73 0.12 0.01 (0.01) (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) 0.08 0.06 0.12 (0.07) (0.01) 0.01 (0.03) 2.70 Total  (a) The results of operations for 2012 are not comparable with 2011 due to the acquisition of WPD Midlands. W PD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011. © PPLCorporation201331

© PPL Corporation 2013

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
(a) Following the sale of PPL's Latin American Businesses, this segment was primarily engaged in regulated electricity delivery operations in the U.K. As a result, the "International Regulated" segment was renamed "U.K. Regulated.“
(b) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.
 Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings   (per share -diluted) Kentucky U. K. Pennsylvania Year-to-Date December 31, 2010 Regulated Regulated (a) Regulated Supply Other (b) Total  Maine hydroelectric generation business Emission allowances LKE Monetization of certain full-requirement sales contracts Sale of certain non-c ore generation facilities Discontinued cash flow hedges and ineffectiveness Reduction of credit facility 2010 Bridge Facility costs Other acquisition-related adjustments Montana hydroelectric litigation Change in U. K. tax rate Windfall prof its tax litigation Health care reform -tax impact Other : Sales of assets: Impairments : Reported Earnings Acquisition-related adjustments : Special Items : Adjusted energy -related economic activity , net Earnings from Ongoing Operations Total Special Items $ 0.06 $ 0.06 $ 0.53 0.04 0.03 0.07 $ 0.60 $ 0.27 $ 0.27 $ $ 2.27 (0.27) 0.03 (0.02) (0.29) (0.14) (0.06) (0.01) (0.08) (0.02) (0.86) 1.41 $ $ (0.12) (0.05) (0.17) (0.17) $ $ 3.13 (0.27) 0.03 (0.02) (0.29) (0.14) (0.06) (0.01) (0.12) (0.05) (0.08) 0.04 0.03 (0.02) (0.96) 2.17 Kentucky International Pennsylvania  Year-to-Date December 31, 2009 Regulated Regulated (a) Regulated Supply Other Total Special Items : Earnings from Ongoing Operations $ 0.72 $ 0.35 $ 0.88 $ 1.95 Adjusted energy -related economic activity , net (0.59) (0.59) Sales of assets: Latin American businesses (0.07) (0.07) Maine hydroelectric generation business Long Island generation business 0.06 (0.09) 0.06 (0.09) Interest in Wyman Unit 4 (0.01) (0.01) Impairments : Emission allowances (0.05) (0.05) Other asset impairments (0.01) (0.01) Acquisition-related adjustments : Workforce reduction (0.01) (0.01) (0.01) (0.03) Other : Montana hydroelectric litigation (0.01) (0.01) Change in tax accounting method related to repairs (0.01) (0.06) (0.07) Total Special Items (0.08) (0.02) (0.77) (0.87) Reported Earnings $ 0.64 $ 0.33 $ 0.11 $ 1.08  (a) Following the sale of PPL's Latin American Businesses, this segment was primarily engaged in regulated electricity delivery operations in the U. K. As a result, the "International Regulated" segment was renamed "U.K. Regulated.“ (b) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE. © PPLCorporation201332

Gross Margins Summary   (Millions of Dollars) 2013 Three Months Ended March 31, 2013 2012 Change Per Share Diluted (after -tax) KY Gross Margins $ 458 $ 383 $ 75 $ 0.08PA Gross Delivery Margins by Component Distribution Transmission Total $ $ 22453 277 $ 189 48 $ 237 $ 35 5 $ 40 $ 0.03 0.01 $ 0.04 Eastern U. S. Western U. S. Non-trading Net energy trading Total Unregulated Gross Energy Margins by Region $ $ 430 58(11) 477 $ 489 87 8 $ 584 $ $ (59) (29) (19) (107) $ $ (0.06) (0.03) (0.02) (0.11)  © PPLCorporation201333

© PPL Corporation 2013

Reconciliation of First Quarter
Margins to Operating Income
 Reconciliation of First Quarter Margins to Operating Income   Three Months Ended March 31, 2013 Three Months Ended March 31, 2012 (Millions of Dollars) Unregulated Unregulated Kentucky PA Gross Gross Kentucky PA Gross Gross Gross Delivery Energy Operating Gross Delivery Energy Operating Margins Margins Margins Other Income Margins Margins Margins Other Income Operating Revenues Utility $ 800 $ 512 $ 638 $ 1,950 $ 705 $ 457 $ 552 $ 1,714 PLR intersegment utility revenue (ex pens e) (14) $ 14 (21) $ 21 Unregulated retail electric and gas 246 (9) 237 214 9 223 Wholesale energy marketing Realized 977 (1) 976 1,204 4 1,208 Unrealized economic activity (822) (822) 852 852 Net energy trading margins (11) (11) 8 8 Energy-related businesses 127 127 107 107 Total Operating Revenues 800 498 1,226 (67) 2,457 705 436 1,447 1,524 4,112 Operating Expenses Fuel 231 299 (1) 529 213 214 (3) 424 Energy purchases Realized 86 172 436 (3) 691 74 153 636 20 883 Unrealized economic activity (634) (634) 591 591 Other operation and maintenance 25 22 5 624 676 22 22 4 658 706 Depreciation 284 284 13 251 264 Tax es , other than income 28 8 60 96 25 8 58 91 Energy-related businesses 122 122 102 102 Intercompany eliminations (1) 1 (1) 1 Total Operating Expenses 342 221 749 452 1,764 322 199 863 1,677 3,061 Total $ 458 $ 277 $ 477 $ (519) $ 693 $ 383 $ 237 $ 584 $ (153) $ 1,051  © PPLCorporation201334

© PPL Corporation 2013

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities Company and the
2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-
K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2013

Definitions of Non-GAAP Financial Measures
"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.
Also included in adjusted energy-related economic activity is the premium amortization associated with options and the ineffective portion of qualifying cash flow hedges and economic activity realized associated with the monetization of certain full-requirement sales contracts in 2010.
This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets.
Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and
Exchange Commission for additional information on adjusted energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations.
Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with
GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

© PPL Corporation 2013

Definitions of Non-GAAP Financial Measures
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, fuel and energy purchases are deducted from revenues. In addition, utility revenues and expenses associated with approved cost recovery mechanisms are offset. These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. Certain costs associated with these mechanisms, primarily ECR, DSM and GLT, are recorded as "Other operation and maintenance" and "Depreciation." As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL
EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." As a result, this measure represents the net revenues from the
Pennsylvania Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, and gross receipts tax, which is recorded in "Taxes, other than income."
This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant fluctuations in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are recorded in "PLR intersegment utility revenue (expense)." PPL excludes from
"Unregulated Gross Energy Margins" the Supply segment's adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities
(e.g., fuel and power) prior to the delivery period that was hedged. Also included in adjusted energy-related economic activity is the premium amortization associated with options, the ineffective portion of qualifying cash flow hedges and economic activity realized associated with the monetization of certain full-requirement sales contracts in 2010. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in "Unregulated Gross Energy Margins" over the delivery period that was hedged or upon realization.